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                                                                Exhibit 10(s)


                      AMENDED AND RESTATED PROMISSORY NOTE


                                                                   June 6, 1997
                                        Amended and Restated September 10, 1997

               1. FOR VALUE RECEIVED, Regent Licensee of San Diego, Inc., a Delaware corporation, and Regent Broadcasting of San Diego, Inc., a Delaware corporation (collectively, the "Maker"), promise to pay to the order of Citicasters Co., an Ohio corporation (the "Payee"), the principal sum of the lesser of $6,000,000.00 or the proceeds, net of Maker's reasonable expenses, received by Maker from a sale of the KCBQ-AM Assets (as that term is defined in the "Asset Purchase Agreement KCBQ" dated April 16, 1997, as amended, between Maker and Payee (the "Asset Agreement")) deemed to be commercially reasonable either by Payee or by the Panel (as that term is defined in the Asset Agreement), pursuant to Section 32 of the Asset Agreement, payable on the Maturity Date, defined as the earlier of: (a) June 4, 2002 or (b) the date of the sale and transfer of the KCBQ Assets by Maker to an unrelated third party as provided for in Section 32 of the Asset Agreement. Interest on the unpaid principal balance of this Note after the Maturity Date shall accrue at a rate per annum of 10.0%. This Note shall not bear interest prior to the Maturity Date.

               2. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed. In no event shall the interest rate hereunder exceed the highest rate permitted by law. All payments shall be made in immediately available funds. Payments shall be made at the Payee's place of business, 50 EAST RIVERCENTER BOULEVARD, 12TH FLOOR, COVINGTON, KENTUCKY 41011, or at such other place as the holder of this Note may designate in writing to the Maker from time to time.

               3. This Note may be prepaid in whole or in part without penalty.

               4. Each of the following shall be an Event of Default: (a) the failure of the Maker to pay any sum owing hereunder when due, time being of the essence; (b) the occurrence of an event of default under the terms of any security agreement or mortgage securing this Note or under the terms of any guaranty of this Note; (c) the entry of a decree or order for relief by a court in respect of the Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, custodian, trustee, or similar official for the Maker or for any substantial part of its property, or ordering the wind-up or liquidation of its affairs; or the filing and pendency for 60 days without dismissal of a petition initiating an involuntary case under any such bankruptcy, insolvency or similar law; or (d) the commencement by the Maker of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the making by it of any general assignment for the benefit of creditors, or the failure of the Maker generally to pay its debts as such debts become due, or the insolvency of the Maker.

               5. If an Event of Default described in (c) or (d) above shall occur, the entire unpaid principal and all accrued interest on this Note shall become automatically due and payable without the need for any act by the Payee. If an Event of Default described in (a) or (b) above shall occur, the Payee may at his option declare the entire unpaid principal and all accrued interest on this Note to be immediately due and payable, without demand or notice of any kind.

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               6. No delay or omission by any holder in exercising any right or remedy shall be a waiver of such right or remedy or any other rights or remedies, or of any Event of Default. A waiver of a right or remedy or of an Event of Default on one occasion shall not be construed as a bar or waiver on any other occasion. No waiver shall be effective unless made in a signed writing. If any provision of this Note is held invalid, that provision will be ineffective to the extent of such invalidity, without invalidating the remainder of that provision or the other provisions of this Note.

               7. The Maker and all endorsers, sureties, guarantors and all others who may become liable for all or any part of this obligation hereby waive presentment, demand for payment, notice of default or dishonor, notice of protest, and protest, and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guaranty of this Note. All such persons hereby consent to any number of renewals or extension of the time of payment hereof and to any changes in the interest rate and to any releases of collateral which the holder at any time may grant or agree to, without notice to such persons. This Note shall be governed by the laws of the Commonwealth of Kentucky.

               8. This Note is secured by, and Maker hereby grants to Payee a pledge, lien and security interest in, the following collateral (the "Collateral"): The KCBQ-AM Assets, as that term is defined in the Asset Agreement. This Note is guaranteed by Regent Communications, Inc. pursuant to a "Non- Recourse Guaranty Agreement" dated June 6, 1997, which Guaranty Agreement is secured by a Stock Pledge Agreement of even date therewith.

               9. In the event that the rules or policies of the Federal Communications Commission ("FCC") change such that this Note would be deemed to give Payee a prohibited attributable interest in Station KCBQ(AM), then Payee shall have the right to accelerate the maturity date of the Note and to exercise as its sole remedy its rights pursuant to the Stock Pledge and Amended and Restated Security Agreement in order to ensure Payee's compliance with the FCC's rules and policies, provided that the proceeds received by Payee from the exercise of such rights shall be deemed in full satisfaction of Maker's obligations to Payee pursuant to this Amended and Restated Note.

               10. This Amended and Restated Note amends and restates the Note dated June 6, 1997, by and between the Payee, Regent Broadcasting of San Diego, Inc. and Regent Communications, Inc. as further amended and restated from time to time and is executed and delivered in substitution but not in payment of such Note.

         11. The construction and performance of this Amended and Restated Note shall be governed by the laws of the Commonwealth of Kentucky, without giving effect to the choice of law provisions thereof. Any action brought pursuant to this Note must be brought and prosecuted as to all parties in, and each of the parties hereby consents to service of process, personal jurisdiction and venue in, the state and federal courts of general jurisdiction located in Kenton County, Kentucky.

                                             REGENT LICENSEE OF SAN DIEGO, INC.

                                             By:_______________________________
                                             Title:____________________________

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                                            REGENT BROADCASTING OF
                                            SAN DIEGO, INC.

                                            By: _______________________________
                                            Title: ____________________________



COMMONWEALTH OF KENTUCKY                             )
                                                     )  ss:
COUNTY OF KENTON                                     )

         BEFORE ME, a Notary Public, in and for said State, personally appeared __________________, the ________________ of Regent Licensee of San Diego, Inc.,
who acknowledged that he/she did sign the foregoing instrument and that the same is his or her free act and deed, on behalf of the corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at _________________ this ____ day of __________, 1997.


                                          --------------------------------------
                                          Notary Public



COMMONWEALTH OF KENTUCKY                             )
                                                     )  ss:
COUNTY OF KENTON                                     )

         BEFORE ME, a Notary Public, in and for said State, personally appeared __________________, the ________________ of Regent Broadcasting of San Diego,
Inc., who acknowledged that he/she did sign the foregoing instrument and that the same is his or her free act and deed, on behalf of the corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at _________________ this ____ day of __________, 1997.


                                         ---------------------------------------
                                         Notary Public



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